RS Variable Products Trust

Filed pursuant to Rule 497(e)

File Nos. 333-135544 and 811-21922

RS HIGH YIELD VIP SERIES

Supplement to the Statement of Additional Information dated May 1, 2013, as revised

January 7, 2014

Effective March 1, 2014, Howard G. Most will retire as co-portfolio manager of RS High Yield VIP Series, and all references to Mr. Most in the Statement of Additional Information are removed.

February 26, 2014